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                                                                   EXHIBIT 23(2)


                        CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statements (Form S-8 No.33-87592, No.33-60369, No.33 60371, and No.33-60373) of J. Ray
McDermott, S.A. of our report dated April 26, 1996 with respect to the combined financial statements of McDermott-ETPM West, Inc. (not presented separately herein) included in this Annual Report (Form 10-K/A-1) for the year ended March 31, 1996.


                                                               ERNST & YOUNG LLP


New Orleans, Louisiana
June 13, 1996